SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

TEMPLETON GLOBAL OPPORTUNITIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

FUND PROXY FACT SHEET FOR:
TEMPLETON GLOBAL OPPORTUNITIES TRUST

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	APRIL 25, 2018	OFFICES OF FRANKLIN TEMPLETON INVESTMENTS
Mail Date	MAY 30, 2018	300 S.E. 2ND STREET
Meeting Date	AUGUST 3, 2018 @ 12:00 PM (EST)	FORT LAUDERDALE, FLORIDA 33301-1923
ADDITIONAL INFORMATION		CONTACT INFORMATION
CUSIP	SEE PAGE 4	Inbound Line	1-800-967-0271
Ticker	SEE PAGE 4	Website	www.franklintempleton.com

Note: Capitalized terms used herein and not defined herein are used with the meanings given them in the Templeton Global Opportunities Trust Prospectus/Proxy Statement.

What are Shareholders being asked to vote on?

PROPOSAL 1:	To approve an agreement and plan of reorganization between the Templeton Global Opportunities Trust and the Templeton Growth Fund, Inc.

BOARD OF TRUSTEES UNANIMOUS RECOMMENDATION – FOR

Why are shareholders being asked to approve an agreement and plan of reorganization?

At a meeting of the Board on February 27, 2018 (the “February Meeting”), Investment Counsel, Global Advisors and Distributors (together, “Management”) recommended to the Board that it approve the reorganization of Templeton Global Opportunities Trust (“TGOT”) with and into Templeton Growth Fund, Inc. (the “Growth Fund”).

Management recommended the Transaction because, if approved, shareholders of TGOT will become shareholders of a Fund with the same investment goal and investment style, similar principal investment strategies and principal investment risks, lower annual fund operating expenses, slightly better long-term total return investment performance, significantly more assets, and more favorable sales prospects.

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of TGOT and become a shareholder of the Growth Fund. Shareholders of TGOT will receive Class A, Class C and Advisor Class shares of the Growth Fund (“Growth Fund Shares”) with an aggregate NAV equivalent to their investment in the corresponding class of shares of TGOT.

Because the Funds have different NAVs per share, the number of Growth Fund Shares that you receive will likely be different than the number of shares of the corresponding class of TGOT that you own, but the total value of your investment will be the same immediately before and after the exchange.

Will the Funds’ investment management fees increase as a result of the reorganization?

Both Funds are subject to an asset-based management fee structure with different fee breakpoints. The Growth Fund has an investment management fee that is lower than TGOT’s investment management fee at each breakpoint, before and after any fee waivers.

If the Transaction is consummated, the aggregated assets of the combined Growth Fund would be closer to reaching a lower breakpoint in its investment management fee schedule. In addition, TGOT’s shareholders will experience a reduction in the overall total expense ratio that applies to their investment if TGOT is reorganized into the Growth Fund.

For Internal Distribution Only	Page 1

The Growth Fund’s annual operating expense ratio for each share class is lower than TGOT’s annual operating expense ratio for the corresponding share class. For each Fund’s most recently completed fiscal year, the annual operating expense ratio for Class A, Class C and Advisor Class of the Growth Fund was 0.24% (24 basis points) lower than the annual operating expense ratio for the corresponding class of TGOT.

Who manages the Funds?

Templeton Investment Counsel, LLC (“Investment Counsel” or the “Investment Manager”) is the investment manager for TGOT. Templeton Global Advisors Limited (“Global Advisors”) is the investment manager for the Growth Fund. Investment Counsel and Global Advisors are both indirect, wholly owned subsidiaries of Franklin Resources, Inc. (“FRI”).

Both Funds are managed using the same “bottom-up,” value-oriented, long-term approach when choosing equity investments, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential.

Franklin Templeton Investments (Asia) Limited (“FTIA”) and Templeton Asset Management Ltd. (“TAML”) serve as subadvisers for TGOT. The Growth Fund does not currently receive services from subadvisers. However, the Growth Fund is permitted to operate in a “manager of managers” structure whereby its investment manager can appoint and replace both wholly owned and unaffiliated subadvisers, and enter into, amend and terminate subadvisory agreements with such subadvisers, each subject to board approval but without obtaining prior shareholder approval.

Will the Investment Goal, Strategies, and Risks change as a result of the reorganization?

Investment Goals. Both Funds have identical investment goals. The investment goal of each Fund is long-term capital growth.

Principal Investment Strategies. Both Funds invest in equity securities (primarily common stocks) of companies of any size located anywhere in the world, including developing or emerging market countries. TGOT may invest up to 40% of its net assets in securities of issuers located in developing or emerging market countries, and historically has had a greater exposure to such investments than the Growth Fund. While the Growth Fund does not have a limitation on investments in developing or emerging market countries, its exposure to such investments historically has been below 20%.

TGOT invests its assets in issuers located in at least three different countries (including the United States). The Growth Fund does not have a similar policy, but historically has invested in issuers located in at least three different countries (including the United States).

Investment Risks. The principal investment risks of the Funds are substantially similar, except that TGOT historically has had greater exposure to issuers located in developing and emerging markets than the Growth Fund, resulting in a greater degree of risk associated with such investments.

How does past performance of the Funds compare?

TGOT has outperformed the Growth Fund, on a total return basis, for the one-year and three-year periods ended December 31, 2017, primarily due to TGOT’s higher exposure to emerging markets, but the Growth Fund has outperformed TGOT for the five-year and ten-year periods ended such date (based on Class A Shares without sales load).

For Internal Distribution Only	Page 2

Will there be any repositioning of the assets of Templeton Global Opportunities Trust?

Management expects that a portion of TGOT’s portfolio assets (approximately 42%, based on portfolio assets as of December 31, 2017), may be sold in connection with the Transaction in order to align with the Growth Fund’s portfolio. Such sales would consist primarily of TGOT’s holdings that are not held in the Growth Fund and any securities that are non-transferrable.

How do the distribution and purchase procedures of the Funds compare?

Shares of TGOT and the Growth Fund are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”). Distribution and purchase procedures are the same for each Fund.

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds have the same redemption procedures and exchange privileges.

What is the anticipated timing of the Transaction?

The Meeting is scheduled to occur on August 3, 2018. If the necessary shareholder approval is obtained, the Transaction will likely be completed on or around August 24, 2018.

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position.

What happens if the Transaction is not approved?

If the Transaction is not approved by TGOT’s shareholders or does not close for any other reason, such shareholders will remain shareholders of TGOT, and TGOT will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for TGOT.

Who will bear the costs associated with the reorganization?

Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs. Investment Counsel, the investment manager for TGOT and Global Advisors, the investment manager for the Growth Fund, will each pay 25% of such expenses.

The Board of TGOT, the Board of Directors of the Growth Fund (the “Growth Fund Board”) and Fund management believe that a partial allocation of Transaction expenses to each Fund is appropriate because the Transaction is expected to be beneficial to each Fund and its shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1

VOTING METHODS

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

For Internal Distribution Only	Page 3

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At: https://www.proxyonline.com/docs/FTProxy

AST Fund Solutions is mentioned on the cover page and on page 36 of the Prospectus/Proxy Statement.

NAME OF FUND	CUSIP	CLASS	TICKER
Templeton Global Opportunities Trust	88020E100	A	TEGOX
Templeton Global Opportunities Trust	88020E209	C	TEGPX
Templeton Global Opportunities Trust	88020E407	Advisor	FGOZX

For Internal Distribution Only	Page 4

Templeton Global Opportunities Trust Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME) and I’m calling on behalf of Franklin Templeton Investments.

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in Templeton Global Opportunities Trust. You were recently sent proxy materials asking for your vote on the proposed reorganization of your fund into the Templeton Growth Fund, Inc. at the Special Meeting of Shareholders scheduled to take place on August 3, 2018. Have you had the opportunity to review the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone.

Your Board of Trustees has unanimously recommended a vote “For” the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda with you and record your vote by phone; however, your Board of Trustees has unanimously recommended a vote “For” the proposal.

Would you like to vote with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with Templeton Global Opportunities Trust before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 5-10-2018

Templeton Global Opportunities Trust

Level I Machine Script

Hello.

I am calling on behalf of Franklin Templeton Investments, regarding your current investment in Templeton Global Opportunities Trust.

You should have received a request asking you to vote your fund proxy on the proposed reorganization of your fund into the Templeton Growth Fund, Inc. This proposal will be voted on at the Special Meeting of Shareholders scheduled to take place on August 3, 2018.

As of today, your vote has not been registered. For more information or to cast your vote, please contact us at 1-800-967-0271 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Thank you and have a Good Day.

Proxy Notice - Please Vote

Dear First Name Last Name,

You are receiving this email because you have elected to receive Proxy Materials via electronic delivery. To vote, please sign into your account at franklintempleton.com and select "VIEW DETAILS" from the box “You have 1 or more proxy votes waiting for your attention.”

Proxy Materials are available for the following shareholders' meeting:

•	Special Meeting of Shareholders of Templeton Global Opportunities Trust
•	Meeting Date: August 3, 2018
•	For shareholders as of April 25, 2018

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone using the CONTROL NUMBER(S) below.

•	To vote with a live agent or for questions, call (800) 967-0271.
•	To vote through the Internet, sign in to your online account and follow the on-screen instructions.
•	To vote by touchtone telephone, call 888-227-9349, and follow the recorded instructions.

Templeton Global Opportunities Trust

CONTROL NUMBER:	133111744822
CONTROL NUMBER:	133112088037
CONTROL NUMBER:	133111832250

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com Downloading time may be slow. To request a paper copy of Proxy Materials relating to this proxy, please call (800) 967-0271. There is no charge to you for requesting a paper copy. Please make your request for a copy on or before July 20, 2018 to facilitate timely delivery of the materials.

Thank you for choosing eDelivery. We look forward to serving your investment needs in years to come.

Best regards,

Franklin Templeton Investor Services, LLC

Ian McCoy Senior Vice President	Visit franklintempleton.com to access account information, fund performance, market commentary and more.

You may contact us with any questions by email or call us at (800) 632-2301. If you'd like to update your eDelivery options, sign in to your account and select "Change Delivery Options." We do not send unsolicited emails asking our customers for private information such as Social Security numbers or account numbers. Any such request should be reported to us immediately at (800) 632-2301. Learn more about email safety and online security. To make sure our emails to you aren't directed to your bulk or junk mail folders, please add onlineservices@franklintempleton.com to your email address book. © Copyright 1999-2018. Franklin Templeton Investments. All rights reserved.

Templeton Global Opportunities Trust 300 S.E. 2nd Street Fort Lauderdale, FL 33301 tel (800) 632-2301 franklintempleton.com

June 18, 2018

 Subject: Please Vote on the Proposed Reorganization of Templeton Global Opportunities Trust into Templeton Growth Fund, Inc.

Dear Valued Shareholder:

According to our records, you have not yet voted on the proposed reorganization of Templeton Global Opportunities Trust into Templeton Growth Fund, Inc. If you don’t have the Prospectus/Proxy Statement we mailed previously, you can review it online at proxyonline.com/docs/FT2018Proxy.

We are working with AST Fund Solutions to manage the voting process. They will begin calling shareholders to ensure the fund receives a sufficient number of votes on this proposal. To avoid receiving calls on this matter, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit proxyonline.com/ft and enter your control number found below.
•	Call (888) 227-9349 for automated voting or (800) 967-0271 to speak with a representative.
•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Control Number:

1234567890

If you vote now, you’ll ensure your shares are represented and we won’t have to contact you further on this issue. Shareholders can also vote in person on the fund reorganization at a special meeting to be held on August 3, 2018. Detailed information about the special meeting and this proposal can be found in the Prospectus/Proxy Statement.

If you have any questions about this proposal, contact your financial advisor or AST Fund Solutions at (800) 967-0271.

Sincerely,

Lori Weber

Vice President and Secretary

Templeton Global Investment Trust

Enclosure

Templeton Global Opportunities Trust 300 S.E. 2nd Street Fort Lauderdale, FL 33301 tel (800) 632-2301 franklintempleton.com

June 18, 2018

Subject: Please Vote on the Proposed Reorganization of Templeton Global Opportunities Trust into Templeton Growth Fund, Inc.

Dear Valued Shareholder:

According to our records, you have not yet voted on the proposed reorganization of Templeton Global Opportunities Trust into Templeton Growth Fund, Inc. If you don’t have the Prospectus/Proxy Statement we mailed previously, you can review it online at proxyonline.com/docs/FT2018Proxy.

We are working with AST Fund Solutions to manage the voting process. They will begin calling shareholders to ensure the fund receives a sufficient number of votes on this proposal. To avoid receiving calls on this matter, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit the website on the enclosed proxy card and enter your control number.
•	Call (800) 967-0271 to speak with a representative.
•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you vote now, you’ll ensure your shares are represented and we won’t have to contact you further on this issue. Shareholders can also vote in person on the fund reorganization at a special meeting to be held on August 3, 2018. Detailed information about the special meeting and this proposal can be found in the Prospectus/Proxy Statement.

If you have any questions about this proposal, contact your financial advisor or AST Fund Solutions at (800) 967-0271.

Sincerely,

Lori Weber

Vice President and Secretary

Templeton Global Investment Trust

Enclosure

Templeton Global Opportunities Trust 300 S.E. 2nd Street Fort Lauderdale, FL 33301 tel (800) 632-2301 franklintempleton.com

June 18, 2018

Subject: Please Vote on the Proposed Reorganization of Templeton Global Opportunities Trust into Templeton Growth Fund, Inc.

Dear Valued Shareholder:

According to our records, you have not yet voted on the proposed reorganization of Templeton Global Opportunities Trust into Templeton Growth Fund, Inc. If you don’t have the Prospectus/Proxy Statement we mailed previously, you can review it online at proxyonline.com/docs/FT2018Proxy.

We are working with AST Fund Solutions to manage the voting process. They will begin calling shareholders to ensure the fund receives a sufficient number of votes on this proposal. To avoid receiving calls on this matter, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit proxyonline.com/ft and enter your control number found on the enclosed proxy card.
•	Call (888) 227-9349 for automated voting or (800) 967-0271 to speak with a representative.
•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you vote now, you’ll ensure your shares are represented and we won’t have to contact you further on this issue. Shareholders can also vote in person on the fund reorganization at a special meeting to be held on August 3, 2018. Detailed information about the special meeting and this proposal can be found in the Prospectus/Proxy Statement.

If you have any questions about this proposal, contact your financial advisor or AST Fund Solutions at (800) 967-0271.

Sincerely,

Lori Weber

Vice President and Secretary

Templeton Global Investment Trust

Enclosure